UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2004

SYNTROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-21911	73-1565725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4322 South 49th West Avenue Tulsa, Oklahoma	74107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 592-7900

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

The following exhibit is filed herewith:

99.1	Press Release issued July 27, 2004 regarding Syntroleum Corporation’s second quarter 2004 earnings.

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 27, 2004, Syntroleum Corporation (“Syntroleum”) reported second quarter 2004 earnings. For additional information regarding Syntroleum’s second quarter 2004 earnings, please refer to Syntroleum’s press release attached to this report as Exhibit 99.1, which is incorporated by reference herein.

The information being furnished pursuant to Item 12 of this Form 8-K shall be deemed to be “filed” for the purposes of the Securities Exchange Act of 1934 (the “Exchange Act”) and shall be incorporated by reference into filings under the Securities Act of 1933, or the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTROLEUM CORPORATION

Date: July 27, 2004	By:	/s/ LARRY J. WEICK
Larry J. Weick
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	Press Release issued July 27, 2004 regarding Syntroleum Corporation’s second quarter 2004 earnings